Exhibit 4.1

[Front of common stock certificate]

COMMON STOCK COMMON STOCK
PAR VALUE $.01 THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL —— — Shares ** XXXXXX ****** Certificate *** XXXXXX ***** Number AGERE SYSTEMS INC. **** XXXXXX **** INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ***** XXXXXX *** XXXXXXX ****** XXXXXX ** —— —
XXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXX THIS CERTIFIES THAT
SEE REVERSE FOR CERTAIN DEFINITIONS is the owner of * * * XXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXX * * *
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF
Agere Systems Inc., transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.
Witness the seal of the corporation and the signatures of its duly authorized officers.
[GRAPHIC OMITTED][GRAPHIC OMITTED] DATED Month, Day, Year /s/ COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES, LLC. President (CHICAGO) /s/ TRANSFER AGENT AND REGISTRAR,
Treasurer By___ Authorized Signature

[Back of common stock certificate]

AGERE SYSTEMS INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN AGERE SYSTEMS INC. AND COMPUTERSHARE INVESTOR SERVICES, LLC, DATED AS OF MARCH 26, 2001, AS AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF AGERE SYSTEMS INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. AGERE SYSTEMS INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT-. .. . . . . . . . . . .Custodian . . . . . . . . . . . . . . . . . . .
		(Cust)	(Minor)
TEN COM -	as tenants in common	under Uniform Gifts to Minors Act . . . . . . . . . . . . . . . . .
(State)
TEN ENT -	as tenants by the entireties
UNIF TRF MIN ACT-. . . . . . . . . Custodian (until age. . .). . . . . . . . .. . .
		(Cust)	(Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common	under Uniform Transfers to Minors Act . . . . . . . . . . . . . . (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                     Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                                                     Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:                                                              20                                    Signature:

Signature(s) Guaranteed:
BY:	Signature:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.		Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.